SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          26-Nov-01

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)


Delaware            333-49820              13-3320910
(State or Other     (Commission            (I.R.S. Employer
Jurisdiction        File Number)           Identification No.)
of Incorporation)


        11 Madison Avenue
        New York, New York                    10010
        (Address of Principal               (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code
                                           (212) 325-2000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Information and Exhibits.

Mortgage Backed Pass-Through Certificates, Series 2001-AR7

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

           Beginning                                      Remaining
Class        Balance              Principal                 Balance
I-A      1,802,120.13              1,514.40            1,800,605.73
II-A-1  12,196,668.30          2,893,700.27            9,302,968.03
II-A-2  34,233,900.00                  0.00           34,233,900.00
III-A-1 24,613,203.78          3,923,636.24           20,689,567.54
III-A-2 23,379,200.00                  0.00           23,379,200.00
IV-A    39,832,448.54          1,107,068.27           38,725,380.27
A-R              0.00                  0.00                    0.00
II-X    46,430,568.30                    NA           43,536,868.03
III-X   47,992,403.78                    NA           44,068,767.54
IV-M-1   2,909,000.00                  0.00            2,909,000.00
IV-M-2   1,990,000.00                  0.00            1,990,000.00
C-B-1    2,147,471.64              2,138.94            2,145,332.70
IV-B       919,764.00                  0.00              919,764.00
C-B-2      159,148.84                158.52              158,990.32
IV-X    45,957,421.36                    NA           44,850,353.09
TOTAL: 144,182,925.23          7,928,216.64          136,254,708.59

                                      Net                Principal
Class     Interest                    PPIS                    Loss
I-A       10,354.64                   0.00                    0.00
II-A-1    58,442.37                   0.00                    0.00
II-A-2   164,037.44                   0.00                    0.00
III-A-1  118,963.82                   0.00                    0.00
III-A-2  127,611.47                   0.00                    0.00
IV-A     103,387.33                   0.00                    0.00
A-R            0.00                   0.00                    0.00
II-X      42,635.59                   0.00                    0.00
III-X     28,011.10                   0.00                    0.00
IV-M-1     8,326.20                   0.00                    0.00
IV-M-2     6,314.93                   0.00                    0.00
C-B-1     12,285.14                   0.00                    0.00
IV-B       4,022.43                   0.00                    0.00
C-B-2        910.45                   0.00                    0.00
IV-X     235,989.51                   0.00                    0.00
TOTAL:   921,292.42                   0.00                    0.00

         Beginning
        Current Prin   Principal              Remaining    Interest
Class      Amount    Distribution  Interest     Balance       Rate
I-A         66.04850      0.05550   0.37950    65.99300     6.8950%
II-A-1     366.12338     86.86400   1.75434   279.25939     5.7500%
II-A-2    1000.00000      0.00000   4.79167  1000.00000     5.7500%
III-A-1    620.68349     98.94430   2.99997   521.73919     5.8000%
III-A-2   1000.00000      0.00000   5.45833  1000.00000     6.5500%
IV-A       718.69889     19.97489   1.86542   698.72400     2.9200%
A-R          0.00000      0.00000   0.00000     0.00000     5.7500%
II-X       687.38267           NA   0.63120   644.54280     1.1019%
III-X      761.37087           NA   0.44438   699.12472     0.7004%
IV-M-1    1000.00000      0.00000   2.86222  1000.00000     3.2200%
IV-M-2    1000.00000      0.00000   3.17333  1000.00000     3.5700%
C-B-1      993.00455      0.98906   5.68073   992.01549     6.8649%
IV-B      1000.00000      0.00000   4.37333  1000.00000     4.9200%
C-B-2      993.00455      0.98908   5.68073   992.01547     6.8649%
IV-X       750.42615           NA   3.85341   732.34914     6.0571%


                                 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
        CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                    By: /s/ Mary Fonti
                    Name:        Mary Fonti
                    Title:       Vice President
                    Bank One, N.A.

        Dated:          26-Nov-01